Filed pursuant to 497(e)
File Nos. 333-48456 and 811-10183

BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED JANUARY 18, 2022

TO THE

PROSPECTUS DATED APRIL 30, 2021

SSGA EMERGING MARKETS ENHANCED INDEX PORTFOLIO

Simon Roe no longer serves as a portfolio manager of the SSGA Emerging Markets Enhanced Index Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust I. Jay Siegrist serves as a portfolio manager of the Portfolio. Effective immediately, the following changes are made to the prospectus of the Portfolio.

In the Portfolio Summary, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers. Jay Siegrist, a Vice President of State Street Global Advisors (“SSGA”) and SSGA FM and a Portfolio Manager in the Active Quantitative Equity (“AQE”) Group, and Robert Luiso, CFA, a Vice President in the AQE Group, have managed the Portfolio since December 2021 and 2019, respectively.

In the section entitled “Additional Information About Management – The Subadviser,” the fifth and sixth paragraphs are deleted in their entirety and replaced with the following:

The Portfolio is managed by SSGA’s AQE. Key professionals primarily involved in the day-to-day portfolio management for the Portfolio include Jay Siegrist and Robert Luiso.

Jay Siegrist, a Vice President of SSGA and SSGA FM and a Portfolio Manager in the AQE Group, is primarily responsible for emerging market equity strategies. He manages the active emerging markets large and small cap portfolios, with a focus on Asia. Mr. Siegrist is also the lead portfolio manager for the frontier markets strategies. He has been with SSGA since 1998 and joined AQE Group in 2015.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE